Income Taxes - Income Tax Expenses For Continuing Operations (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes Additional Information [Line Items]
Profit/(loss) before tax	$ (678)	$ (3,747)	$ (2,306)
Applicable tax rate	25.00%	0.00%	0.00%
Computed expected tax expense	(170)
Effect on non-PRC entities not subject to income tax	167
Valuation allowance	3
Actual income tax expense